SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of __________, 2004, by and among Good Times Restaurants Inc., a Nevada corporation (the "Company"), and each of the parties set forth on the signature pages hereto (the "Investors").

WHEREAS:

The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

The Company has authorized a new series of preferred stock, designated as Series B Convertible Preferred Stock, having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as Exhibit "A" (the "Certificate of Designation");

The Series B Convertible  Preferred Stock is convertible into shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

The Investors desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, an aggregate of 180,000 shares of Series B Convertible Preferred Stock (such shares, together with any Series B Convertible Preferred Stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, being hereinafter collectively referred to as the "Preferred Shares"), for an aggregate purchase price of $450,000 or $2.50 per Preferred Share; and

Each Investor wishes to purchase, upon the terms and conditions stated in this Agreement, the number of Preferred Shares  as is set forth immediately below his or its name on the signature pages hereto.

NOW THEREFORE, the Company and each of the Investors severally (and not jointly) hereby agree as follows:

PURCHASE AND SALE OF PREFERRED SHARES.

Purchase of Preferred Shares.  On the Closing Date (as defined below), the Company shall issue and sell to each Investor and each Investor severally agrees to purchase from the Company such number of Preferred Shares as is set forth immediately below such Investor's name on the signature pages hereto.

Form of Payment.  Payment shall be made by bank check to be delivered to the Company upon the Closing of the purchase of the Preferred Shares in accordance with the provisions of this Agreement.

Closing Date.  Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the "Closing Date") shall be on or before February 10, 2005, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

INVESTORS' REPRESENTATIONS AND WARRANTIES.  Each Investor severally (and not jointly) represents and warrants to the Company solely as to such Investor that:

Investment Purpose.  As of the date hereof, the Investor is purchasing the Preferred Shares and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Certificate of Designation, such shares of Common Stock being collectively referred to herein as the "Conversion Shares") and, collectively with the Preferred Shares, the "Securities") for his or its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, and except as otherwise set forth in this Agreement, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

Accredited Investor Status.  The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the 1933 Act (an "Accredited Investor").

Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to him or it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

Information.  The Investor and his or its advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been or are subsequently reasonably requested by the Investor or his or its advisors.  The Investor and his or its advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, afforded the opportunity to ask questions of the Company.  Notwithstanding the foregoing, the Company has not disclosed to the Investor any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Investor.  Neither such inquiries nor any other due diligence investigation conducted by the Investor or any of his or its advisors or representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in Section 3 below.  The Investor understands that his or its investment in the Securities involves a significant degree of risk.

Governmental Review.  The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

Transfer or Re-sale.  The Investor understands that (i) the sale or re-sale of the Preferred Shares has not been and is not being registered under the 1933 Act or any applicable state securities laws, and that the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company; provided such opinion is issued by Ballard Spahr Andrews & Ingersoll, LLP, or such other law firm as may be reasonably acceptable to the Company ("Qualifying Investor Counsel"), (c) the Securities are sold or transferred to an "affiliate"(as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) in the opinion of the Company's counsel or Qualifying Investor Counsel, the Securities are sold pursuant to and in compliance with Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as provided in the Registration Rights Agreement attached hereto as Exhibit B neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

Legend.  The Investor understands that the Preferred Shares and, until such time as the Conversion Shares are sold pursuant to an effective registration statement under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or the type of transaction in which they may be sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities may not be sold, transferred or assigned except pursuant to an effective registration statement for the securities under such Act, or pursuant to an exemption from registration under such Act, the availability of which is to be established by an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under such Act, or unless the securities are sold pursuant to Rule 144 under such Act."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is sold pursuant to an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or the type of transaction in which they may be sold, or (b) such holder provides the Company with an opinion of counsel from Qualifying Investor Counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144.  The Investor agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

Authorization; Enforcement. This Agreement has been duly and validly authorized.  This Agreement has been duly executed and delivered on behalf of the Investor, and this Agreement constitutes the valid and binding agreement of the Investor enforceable in accordance with their terms.

Residency.  The Investor is a resident of the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to each Investor that:

Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

Authorization; Enforcement.  (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Certificate of Designation and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Certificate of Designation by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and subject to Stockholder Approval (as defined in Section 4(i) no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Certificate of Designation such instrument will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 2,309,971 shares are issued and outstanding, except as set forth in Schedule 3(c),  no shares are reserved for issuance pursuant to the Company's stock option plans, and, subject to the Stockholder Approval (as defined in Section 4(i)), 1,240,000 shares are reserved for issuance upon conversion of the Preferred Shares, and (ii) 5,000,000 shares of Preferred Stock of which 1,240,000 are shares of Series B Convertible Preferred Stock.  All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company are subject to any liens or encumbrances imposed through the actions or failure to act of the Company.  Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company (including but not limited to the former Shareholders Rights Plan of the Company), (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares.  The Company has furnished to the Investors true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities exercisable for the acquisition of Common Stock of the Company and the material rights of the holders thereof in respect thereto.

Issuance of Shares.  The Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and will not impose personal liability upon the holder thereof.  Subject to the Stockholder Approval (as defined in Section 4(i)), the Conversion Shares will be duly authorized and reserved for issuance and, upon conversion of the Preferred Shares in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and will not impose personal liability upon the holder thereof.

No Conflicts.  Subject to the Listing (as defined in Section 4(h)) and the Stockholder Approval (as defined in Section 4(i)), the execution, delivery and performance of this Agreement and the Certificate of Designation by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).  The Company is not in violation of its Articles of Incorporation, By-laws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted, in violation of any law, ordinance or regulation of any governmental entity to the extent such violation could have a Material Adverse Effect.  Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, and except for Stockholder Approval (as defined in Section 4(i)) the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Certificate of Designation in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Preferred Shares.  Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is not in violation of the listing requirements of the Nasdaq Smallcap Market ("Nasdaq") and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq in the foreseeable future.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

SEC Documents; Financial Statements.  The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents").  The Company has delivered or made available to each Investor true and complete copies of the SEC Documents publicly filed since September 30, 2003, except for such exhibits and incorporated documents.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof).  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2004 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

Absence of Certain Changes.  Except as set forth on Schedule 3(g), since September 30, 2004, there has been no change and no development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company which has had a Material Adverse Effect.

Absence of Litigation.  There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.  Schedule 3(h) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company, with a potential liability in excess of $10,000, without regard to whether it would have a Material Adverse Effect.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

Intellectual Property.  The Company owns or possesses the requisite licenses or rights to use all know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's current and intended products and services do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which are likely to give rise to any of the foregoing.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property.

No Materially Adverse Contracts, Etc.  The Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect.  The Company is not a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

Tax Status.  Except as set forth on Schedule 3(k), the Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.  Except as set forth on Schedule 3(k), none of the Company's tax returns is presently being audited by any taxing authority.

Certain Transactions.  Except as set forth on Schedule 3(l) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Other Sales of Preferred Shares.  Except as set forth on Schedule 3(m), the Company has no agreements or commitments to sell shares of the Series B Convertible Preferred Stock other than to the Investors pursuant to this Agreement.

No Brokers.  Except for the compensation to be paid to Eric Reinhard by the Company set forth in Schedule 3(n), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

Permits; Compliance.  The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders, the absence of which would have a Material Adverse Effect necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits.  The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which would not reasonably be expected to have a Material Adverse Effect.  Since September 30, 2004, the Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

Environmental Matters.

Except as set forth in Schedule 3(p), there are, to the Company's knowledge, with respect to the Company no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and the Company has not received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing, except for matters which would not have a Material Adverse Effect.  The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company, and other than those which would not have a Material Adverse Effect, no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company during the period the property was owned, leased or used by the Company.

Title to Property.  The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(q) or such as would not have a Material Adverse Effect.  Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

Insurance.  Except as set forth in Schedule 3(r), the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.  The Company has provided or made available to the Investors true and correct copies of all policies relating to liability coverage.

Employment Matters.  Schedule 3(s) sets forth a complete and accurate list of each compensation or benefit plan, program or agreement (collectively the "Employee Benefit Plans") sponsored, maintained, contributed to or required to be contributed to by the Company for the benefit of any employee of the Company.  The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) for which the Company would have any liability has occurred; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification; and with respect to the Employee Benefit Plans there exists no condition or set of circumstances that could reasonably be expected to result in liability which is reasonably likely to have a Material Adverse Effect on the Company under ERISA, the Code or any applicable law.

Not Investment Company.  The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company").  The Company is not controlled by an Investment Company.

Disclosure.  All information relating to or concerning the Company set forth in this Agreement and provided to the Investors pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

COVENANTS.

Best Efforts.  The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Investor promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Investor on or prior to the Closing Date.

Reporting Status.  The Company's Common Stock is registered under Section 12(g) of the 1934 Act.  So long as an Investor beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

Financial Information.  The Company shall send or make available the following reports to each Investor for so long as such Investor retains the ownership of at least two-thirds of his or its shares of Series B Convertible Preferred Stock or the shares of Common Stock acquired by the conversion thereof: (i) within ten days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-K; (ii) within three days after release, copies of all press releases issued by the Company; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available to such shareholders.

Authorization and Reservation of Shares.  The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the Preferred Shares and issuance of the Conversion Shares in connection therewith.

Listing.  Subject to the Listing (as defined in Section 4(h)), the Company shall within ninety days following the Closing Date promptly secure the listing of the Conversion Shares upon each securities trading market upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Investor owns any of the Securities, shall maintain, for so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares.  For so long as any Investor owns his or its Securities, the Company shall maintain the listing and trading of its Common Stock on a nationally recognized securities trading market if any shares of Common Stock are listed and traded on such market and will comply in all respects with the Company's obligations with respect to such trading market.

Required Filings.  The Company shall file all of the outstanding reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the 1934 Act.

Listing on the Nasdaq Smallcap Market.   The Company shall use its best efforts to maintain its listing on the Nasdaq Smallcap Market (the "Listing").

Stockholder Approval.  The Company shall file a proxy statement with the SEC no later than January 3, 2005 and use its best efforts to obtain, on or before February 10, 2005 such approvals of the Company's stockholders as may be required to issue all of the shares of Common Stock issuable upon conversion of the Preferred Shares in accordance with Nevada law and any applicable rules or regulations of the Nasdaq Smallcap Market, through an increase in authorized capital (the "Stockholder Approval").  The Company shall comply with the filing and disclosure requirements of Section 14 under the 1934 Act in connection with the Stockholder Approval.

Issuance of Additional Preferred Stock.  Notwithstanding any provision to the contrary of the Certificate of Designation, for so long as at least two-thirds of the Preferred Shares and of the Conversion Shares, and of the Common Stock held by the Investors or their affiliates on the date of this Agreement, in the aggregate, remain held by the Investors or their affiliates, the Company shall not institute (i) any increase in the outstanding shares of preferred stock of any class or series without the prior written consent of the Investors, or (ii) any amendment of the Certificate of Designation which materially adversely affects the rights and preferences of the Series B Convertible Preferred Stock.

TRANSFER AGENT INSTRUCTIONS.  The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Investor or his or its nominee, for the Conversion Shares in such amounts as specified from time to time by each Investor to the Company upon conversion of the Preferred Shares in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions").  Prior to registration of the Conversion Shares under the 1933 Act (and until the Company has received the opinion of Qualifying Investor Counsel that legends may be removed prior to sale under the registration statement) or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(f) of this Agreement.  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act (with the limitation stated above) or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.  Nothing in this Section shall affect in any way the Investor's obligations and agreement set forth in Section 2(f) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities.  If an Investor provides the Company with (i) an opinion of Qualifying Investor Counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Investor provides an opinion of Qualifying Investor Counsel or other reasonable assurances that the Securities can be sold pursuant to Rule 144, and, in the case that the Securities can be sold under Rule 144 but not paragraph (k), that a sale or transfer has occurred in accordance with Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.  The obligation of the Company hereunder to issue and sell the Preferred Shares to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

Each Investor shall have executed this Agreement and delivered the same to the Company.

Each Investor shall have delivered the Purchase Price in accordance with Section 1(b) above.

The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Nevada.

The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each Investor at or prior to the Closing Date.

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

Stockholder Approval shall have been obtained.

CONDITIONS TO EACH INVESTOR'S OBLIGATION TO PURCHASE.  The obligation of each Investor hereunder to purchase the Series B Convertible Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Investor's sole benefit and may be waived by such Investor at any time in its sole discretion:

The Company shall have executed this Agreement and delivered the same to the Investor.

The Company shall have delivered to the Investor duly executed certificates representing the Series B Convertible Preferred Shares (in such denominations as the Investor shall request) in accordance with Section 1(a) above.

The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Nevada, and a copy thereof certified by such Secretary of State shall have been delivered to such Investor.

The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Investor shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor including, but not limited to certificates with respect to the Company's Articles of Incorporation, By-laws and Board of Directors' and stockholder resolutions relating to the transactions contemplated hereby.

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

The Registration Rights Agreement attached hereto as Exhibit B shall have been executed and delivered by the Company.

The Supplemental Registration Rights Agreement attached hereto as Exhibit C shall have been executed and delivered by the Company.

Stockholder approval shall have been obtained.

The Company shall have prepared the registration statement described in the Registration Rights Agreement attached hereto as Exhibit B in a form ready for filing with the Securities and Exchange Commission, which registration statement shall have been approved by the Investors, with such approval not to be unreasonably withheld.

RIGHT OF PARTICIPATION.

For so long as at least two-thirds of the Preferred Shares and the Conversion Shares, and the Common Stock of the Investors or their affiliates held on the date of this Agreement, in the aggregate, remain held by the Investors or their affiliates, the Company shall, prior to any proposed issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to each Investor by written notice the right, for a period of 15 days, to purchase for cash at the price or other consideration for which such securities are to be issued a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for shares of Common Stock of all such securities that are so convertible, exercisable or exchangeable), the Investor will continue to maintain his or its same proportionate beneficial equity ownership in the Company represented by the Preferred Shares, the Conversion Shares and any other shares of Common Stock that he or it owns, if any, as of the date of such notice (treating the Investor, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to the Investor upon conversion, exercise and exchange of all securities (including but not limited to the Preferred Shares) held by such Investor on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons); provided, however, that the participation rights of the Investor pursuant to this Section 8 shall not apply to securities issued (A) upon conversion of any of the Preferred Shares, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to rights to acquire Common Stock from the Company outstanding on January 1, 2005 set forth in Schedule 8(C), (D) pursuant to options to purchase Common Stock from the Company issued to employees, consultants and members of the Board of Directors (provided that such excluded options or equity incentives are approved by a majority of the disinterested members of the Board of Directors of the Company), (E) solely in consideration for the acquisition (whether by merger or otherwise) by the Company of all or substantially all of the stock or assets of any other entity, (F) pursuant to a public offering of the Company's securities.  The Company's written notice to the Investor shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms.

The Investor may accept the Company's offer as to the full number of securities offered to him or it or any lesser number, by written notice thereof given by him or it to the Company prior to the expiration of the aforesaid 15 day period, in which event the Company shall sell and the Investor shall buy, upon the terms specified, the number of securities agreed to be purchased by Investor.  If any other investor who has a comparable right of participation fails to accept the Company's offer as to the full number of securities offered to him or it, the Investors who have so accepted may within the following ten-day period purchase the unaccepted securities, with such participation by such Investors being in proportion to their beneficial equity ownerships in the Company.  The Company shall thereafter be free at any time prior to ninety days after the date of its notice of offer to the Investors to offer and sell to any third party the remainder of such securities proposed to be issued by the Company at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Investors.  If such third party sale or sales are not consummated within such ninety-day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 8.

The right of participation set forth in this Section 8 shall also apply to and be proportionately shared with the participation rights of any other person who has acquired Preferred Shares, whether or not as an Investor under this Agreement.

RIGHT OF FIRST REFUSAL.  An Investor proposing to transfer all or any portion of or interest in his or its Preferred Shares for value may do so only pursuant to a bona fide offer to purchase.  If the Investor desires to sell his or its Preferred Shares pursuant to such an offer, he or it shall give the Company notice which shall contain a description of all of the material terms and conditions of the offer and a copy of it, if any.  The Company shall then have a period of fifteen days to determine whether to purchase all of the Investor's Preferred Shares upon the terms and conditions contained in the offer to purchase.  If the Company elects to purchase all of the Investor's Preferred Shares, it shall consummate the transaction as if it were the offeror, but in no event shall the closing date be earlier than thirty days following the date of the Company's notification to the Investor of its determination to purchase the Investor's Preferred Shares.  If the Company fails to exercise its right of first refusal within such fifteen-day period, the other Investors shall receive the foregoing Investor notice and shall then have a period of ten days to elect to purchase all of such Preferred Shares upon such terms and conditions, with such purchase by such other Investors being in proportion to their beneficial equity ownerships in the Company and with consummation of such purchases within fifteen days following the date of the other Investors' notification of their election to purchase.  If the other Investors fail to give notice of their exercise of their right of first refusal within such ten-day period, the transferring, the Investor shall be free to transfer his or its Preferred Shares, but only in accordance with the offer.  The Investors shall not otherwise transfer his or its Preferred Shares for value without complying with the provisions of this Section 9.  The right of the Investors to purchase Preferred Shares under this Section 9 shall also apply to and be proportionately shared with the purchase right of any other person who has acquired Preferred Shares, whether or not as an Investor under this Agreement.

ELECTION OF DIRECTORS.  The Investors voting together as a separate class shall have the right to elect three Directors of the Board of Directors of the Company, two of whom shall meet the independence criteria of Nasdaq and of any other rules and regulations applicable to the Company.  Notwithstanding the foregoing, to the extent that the number of outstanding shares of Series B Convertible Preferred Stock and the number of shares of Common Stock which are held by the Investors are diminished as a result of sale or other transfer, the number of Directors of the Board of Directors of the Company which may be elected by the holders thereof shall be proportionately reduced or eliminated to the extent that total number of such shares is nearer to two-thirds, one-third or zero compared to the initial total number thereof.  At any meeting (or in a written consent in lieu thereof) held for the purpose of electing Directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Preferred Stock and of the shares of Common Stock then held by the Investors shall constitute a quorum for the election of the foregoing Directors.  A vacancy in any directorship elected pursuant to this paragraph by the Investors shall be filled only by vote or written consent of such holders.  In consideration of the foregoing rights, the Investors shall not participate in the election of Directors set forth in Section 1(b)(iii) of the Certificate of Designation.

GOVERNING LAW; MISCELLANEOUS.

Governing Law.  THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.  THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN DENVER, COLORADO WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  THE PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.  THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Amendments.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:  Good Times Restaurants Inc.

601 Corporate Circle

Golden, CO  80401

Attention:  Mr. Boyd Hoback, President

Telephone:  (303) 384-1411

Email: bhoback@gtrestaurants.com

With copies to:  Ballard Spahr Andrews & Ingersoll, LLP

1225 17th Street, Suite 2300

Denver, CO  80202

Attention:   Roger C. Cohen, Esq.

             Dwight R. Landes, Esq.

Telephone:  (303) 292-2400

Facsimile:  (303) 296-3956

Email: cohenrc@ballardspahr.com

      landes@ballardspahr.com

If to an Investor:  To the address set forth immediately below such Investor's name on the signature pages hereto, with copies to:

      Jacobs Chase Frick Kleinkopf & Kelley LLC

1050 17th Street, Suite 1500

Denver, CO  80265

Attention:  Paul Jacobs, Esq.

            Matthew R. Perkins, Esq.

Telephone:  (303) 685-4800

Facsimile:  (303) 685-4869

Email:      pjacobs@jcfkk.com

            mperkins@jcfkk.com

Each party shall provide notice to the other party of any change in address.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Survival.  The representations and warranties of the Company and the agreements and covenants set forth in Sections 2, 3, 4, 5, 8 and 9 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Investors.  The Company agrees to indemnify and hold harmless each of the Investors for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Definition of Affiliate.  As used herein the term "affiliate" shall mean a spouse, parent or child of the transferor, or a trust for the benefit thereof, or a business entity controlling, controlled by or under common control with the transferor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

GOOD TIMES RESTAURANTS INC.,
a Nevada corporation

By:__________________________________

Boyd E. Hoback,

President and Chief Executive Officer

INVESTORS:

_____________________________________

Printed name: _______________________

Address:_____________________________

_____________________________________

Number of Preferred Shares:__________

Printed name: _______________________

Address:_____________________________

_____________________________________

Number of Preferred Shares:__________

Printed name: _______________________

Address:_____________________________

_____________________________________

Number of Preferred Shares:__________

Printed name: _______________________

Address:_____________________________

_____________________________________

Number of Preferred Shares:__________

EXHIBIT "A"

Certificate of Designations, Rights and Preferences

SEE ATTACHED

EXHIBIT "B"

Registration Rights Agreement

SEE ATTACHED

EXHIBIT "C"

Supplemental Registration Rights Agreement

SEE ATTACHED

SCHEDULE 3(c)

Reserved Shares

i.  Outstanding Options

-  a total of 450,104 options are outstanding under the 1992 Stock Option Plans

-  a total of 79,055 options are outstanding under the 2001 Stock Option Plan

ii.  The Registration Rights Agreement under this Securities Purchase Agreement

     The Bailey Company Registration Rights Agreement dated May 31, 1996

     The Bailey Company Supplemental Registration Rights Agreement

SCHEDULE 3(g)

Material Change and Development

NO EXCEPTIONS

SCHEDULE 3(h)

Pending or Threatened Litigation

NO EXCEPTIONS

SCHEDULE 3(i)

Copyright Information

NO EXCEPTIONS

SCHEDULE 3(k)

Tax Status

NO EXCEPTIONS

SCHEDULE 3(l)

Certain Transactions

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bailey Company and The Erie County Investment Co.

We issued 426,667 shares of common stock to The Bailey Company in August 1998 as a result of The Bailey Company's conversion of their shares of our Series A Convertible Preferred Stock that they purchased in May 1996.  Those shares of common stock are subject to registration rights.  As long as The Bailey Company holds two-thirds of the shares of common stock the board of directors may not authorize the issuance of shares of preferred stock without the concurrence of The Bailey Company and The Bailey Company has the right to the representation of two directors on the board of directors, one of which has the right to serve as chairman of the board.  Geoffrey R. Bailey and David E. Bailey are the current directors representing The Bailey Company on the board of directors, with Geoffrey R. Bailey serving as chairman of the board.  Geoffrey R. Bailey is a director and David E. Bailey is a director and executive officer of The Erie County Investment Co., which owns 99% of The Bailey Company.  The Bailey Company and The Erie County Investment Co. are principal stockholders of us.  Geoffrey R. Bailey and David E. Bailey are brothers and their father, Paul T. Bailey, is the principal owner of The Erie County Investment Co.

We obtained two lines of credit from a financial institution during the fiscal year ended September 30, 2000.  As of September 30, 2004, these lines of credit were paid in full and the Company elected not to renew them.

Our corporate headquarters are located in a building which is owned by The Bailey Company and in which The Bailey Company also has its corporate headquarters.  We currently lease our executive office space of approximately 3,350 square feet from The Bailey Company for approximately $45,000 per year.  The lease will expire April 22, 2005.

The Bailey Company is also the owner of two franchised Good Times Drive Thru restaurants which are located in Thornton and Loveland, Colorado.

SCHEDULE 3(m)

Other Sales of Preferred Shares

This Securities Purchase Agreement between Good Times Restaurants Inc. and "Investors"

Securities Purchase Agreement between Good Times Restaurants Inc. and Eric Reinhard

Securities Purchase Agreement between Good Times Restaurants Inc. and The Bailey Company

SCHEDULE 3(n)

Fees to Eric Reinhard

Pending stockholder approval of the issuance of the shares of Series B Convertible Preferred Stock, Eric Reinhard will receive in connection with the transactions contemplated by this Agreement a total of 60,000 shares of Series B Convertible Preferred Stock in consideration for advice and assistance services with respect to the sale of 1,000,000 shares of Series B Convertible Preferred Stock, which services are valued at $150,000.  In addition, also pending stockholder approval of the issuance of the shares of Series B Convertible Preferred Stock, the Company will pay Mr. Reinhard $133,336 over 8 months as a fee related to raising capital.

SCHEDULE 3(p)

Environmental Matters

NO EXCEPTIONS

SCHEDULE 3(q)

Title to Property

Note payable with GE Capital Business Asset Funding with monthly payments of principal and interest (7.83%) due in the amount of $18,600 with the final payment due in November 2008.  The loan is collateralized by the building, leasehold interest and equipment of two Good Times Restaurants and all custard equipment and signage purchased under the note.

Note payable with GE Capital Business Asset Funding with monthly principal and variable interest (interest rate at September 30, 2004 was 5.64%), with the final payment due January 2009.  The loan is collateralized by the building, leasehold interest and equipment at one Good Times Restaurant.

Capital lease obligation for equipment, payable monthly in installments with interest of 9.33%, with lease expiring August 2007.

SCHEDULE 3(r)

Insurance

NO EXCEPTIONS

SCHEDULE 3(s)

Employee Benefit Plans

1992 Stock Option Plan

2001 Stock Option Plan

401(k) Plan and Company Matching Program

Medical and Dental Insurance Plan

Cafeteria Plan 125 for medical and dependent care

Group Life Insurance Plan

Vision and prescription benefits

Unplanned Time Off

Planned Time Off

529 College Savings Program

Select banking benefits through Wells Fargo

SCHEDULE 8(C)

Rights to Acquire Common Stock

Outstanding rights to acquire common stock

     -  a total of 450,104 options are outstanding under the 1992 Stock Option Plans

     -  a total of 79,055 options are outstanding under the 2001 Stock Option Plan